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     Janus Special Situations Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     5

          Statement of Operations ..............................     6

          Statement of Changes in Net Assets ...................     7

          Financial Highlights .................................     8

          Notes to Schedule of Investments .....................     9

          Notes to Financial Statements ........................    10

          Explanation of Charts and Tables .....................    13

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Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Special Situations Fund

[PHOTO]
David Decker
portfolio manager

For the six months ended April 30, 2001, Janus Special Situations Fund declined 14.59%. This compares with the 12.06% loss posted by its benchmark, the S&P 500 Index.(1)

During the period, we saw a continuation of the significant upheaval experienced throughout much of 2000, culminating in a rather severe correction in March of 2001. A rally in early February proved temporary when it became clear that the end to the economic turmoil was nowhere in sight. However, as we look toward the remainder of this year, there is clearly some room for optimism. For example, conversations with many of our companies suggest the environment, while tenuous, appears to have moderated in the severity of its downturn. Nonetheless, the stock market is a discounting mechanism, and for that reason the direction of stocks does not always mirror the perceived conditions at any one point in time.

The goal of Janus Special Situations Fund has always been to uncover opportunities that we believe are misunderstood, and therefore inappropriately valued at any point in time. This often leads us into controversial areas. Offsetting these companies' lack of popularity is the fact that, from our perspective, there is value in them that will ultimately support the negative psychology surrounding their stocks. This is another way of stating that we believe that in the short term, stocks, driven by psychology, often are sent to levels well below their intrinsic value. Our goal is to capitalize on these situations.

In my last letter to you, I wrote about Apple Computer, which, while one of our best performers over the past couple of years, had turned into one of our worst in a very short period of time. Although we clearly made a mistake in not selling when the risk/reward turned against us last year, we believed we would have made an even worse mistake had we simply sold the position after the stock had collapsed. By late last year the stock had fallen to a level such that the market was valuing it at $14 a share, despite having a net cash position of $11 a share. The market was implicitly suggesting that Apple was only worth $1 billion, a value that we believed was excessively low. While its stock will not likely rebound to its past highs in the foreseeable future, it has rallied by almost 100% as its fortunes have improved.

Another example of the tendency for good companies to overshoot on the downside is Symantec, a leading Internet security software company. We began purchasing the stock late last year in the low $30s. At the time, it was trading for only 10 times free cash flow, and it had $8 per share of cash on the books (this for the leading company in its industry growing at over 20% per year). Symantec has since risen to $65 a share, up almost 100% from where we began buying it.

We chose to sell most of our media holdings late last year after it became clear that the advertising environment would prove to be very difficult and the valuations left little room for error. However, recently we bought back one of our favorite companies in this industry, Viacom, when its stock was sent to levels that clearly ignored the intrinsic value of this leading media franchise. One must remember that the valuation of a security is not a function of this year's or next year's earnings. It is the total discounted value of the cash flow the company will generate over time. Those cash flows will invariably not be smooth. That is the nature of business. However, when the market chooses to focus only on short-term performance, unique opportunities often arise.

We clearly made some mistakes, as our performance for the period would suggest. The most glaring was telecommunications services provider Winstar Communications. After rebounding in the early part of this calendar year, its demise was rapid and painful. Winstar's fate was sealed under a mountain of debt and a market that was unwilling to extend it the credit it badly needed to survive. Operationally, we believe the company was sound. Unfortunately, it left itself little room for error given its debt load, and it was forced to file for bankruptcy in April. Our decision to stick with the investment was based on our belief that it could get through this environment because of its improving operations and that it would acquire the necessary financing to demonstrate the viability of its business model. That proved not to be the case, however, and we were forced to sell the position at a significant loss.

The past six months have been very disappointing, despite some bright spots. While we believe the difficult economic environment will continue to result in upheaval in the equity markets, we are increasingly more optimistic. Lofty valuations in a number of sectors have been taken down, which in my mind has reduced a significant degree of risk in the market. Solid companies, like Symantec, have been reduced to valuations that are very attractive, and we have been spending our time looking for those.

Thank you once again for your continued confidence in our efforts.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results. Investing in special situation companies may entail greater risks.

                                Janus Special Situations Fund  April 30, 2001  1

Portfolio Profile
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Equities                                                 99.1%             99.5%
  Foreign                                                17.1%             18.6%
Top 10 Equities (% of Assets)                            44.0%             43.8%
Number of Stocks                                            52                59
Cash, Cash Equivalents and
  Fixed-Income Securities                                 0.9%              0.5%

Top 5 Industries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Pipelines                                                10.4%              4.8%
Electronic Components
  - Semiconductors                                        8.2%              5.4%
Computer Services                                         6.1%              1.5%
Medical - Drugs                                           5.7%                --
Cellular Telecommunications                               5.0%              6.7%

Top 10 Equity Holdings
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                              8.2%              5.4%
El Paso Corp.                                             5.8%                --
China Mobile, Ltd.                                        5.0%              6.7%
Enron Corp.                                               4.6%              4.8%
Reliance Industries, Ltd.                                 3.9%              3.1%
Bally Total Fitness Holding Corp.                         3.4%              2.8%
Ceridian Corp.                                            3.4%              1.5%
SK Corp.                                                  3.3%              2.5%
Symantec Corp.                                            3.2%                --
Citigroup, Inc.                                           3.2%                --

Average Annual Total Return
for the periods ended April 30, 2001
One Year         Since 12/31/96*
(26.06)%         20.39%

Janus Special Situations Fund - $22,332
S&P 500 Index - $17,923

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Special Situations Fund ($22,332) as compared to the S&P 500 Index ($17,923).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the telecommunications sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.1%
Automotive - Truck Parts and Equipment - 4.5%
   2,004,010     Delphi Automotive Systems Corp. ............    $    29,859,749
   1,898,665     Visteon Corp. ..............................         31,384,932

                                                                      61,244,681

Broadcast Services and Programming - 1.1%
     566,220     AT&T Corp./Liberty Media Group - Class A* ..          9,059,520
     163,785     Grupo Televisa S.A. (GDR)* .................          6,228,744

                                                                      15,288,264

Building Products - Cement and Aggregate - 0.4%
     243,530     Cemex S.A. (ADR) ...........................    $     5,642,590

Cable Television - 3.1%
     955,220     Comcast Corp. - Special Class A* ...........         41,943,710

Casino Hotels - 2.0%
   1,512,475     Park Place Entertainment Corp.* ............         16,818,722
     722,315     Station Casinos, Inc.* .....................         10,155,749

                                                                      26,974,471

See Notes to Schedule of Investments.

2  Janus Special Situations Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 5.0%
   3,054,000     China Mobile, Ltd.*,** .....................    $    14,997,865
   2,086,455     China Mobile, Ltd. (ADR)*,** ...............         52,829,041

                                                                      67,826,906

Chemicals - Specialty - 1.0%
     434,060     Cytec Industries, Inc.* ....................         14,198,103

Commercial Services - Financial - 1.2%
     515,030     Moody's Corp. ..............................         16,171,942

Computer Aided Design - 2.8%
   1,800,825     Cadence Design Systems, Inc.* ..............         37,277,077

Computer Services - 6.1%
     441,511     Arbitron, Inc.* ............................          9,218,750
   2,541,895     Ceridian Corp.* ............................         45,754,110
   2,300,000     Unisys Corp.* ..............................         27,692,000

                                                                      82,664,860
Computers - 2.8%
   1,483,050     Apple Computer, Inc.* ......................         37,802,944

Cosmetics and Toiletries - 1.4%
     747,530     International Flavors & Fragrances, Inc. ...         18,478,942

Diversified Financial Services - 3.2%
     875,000     Citigroup, Inc. ............................         43,006,250

Diversified Operations - 1.9%
     472,566     Tyco International, Ltd. ...................         25,220,847

Electronic Components - Semiconductors - 8.2%
   3,575,000     Advanced Micro Devices, Inc.* ..............        110,825,000

Finance - Investment Bankers/Brokers - 0.9%
     200,000     Merrill Lynch & Company, Inc. ..............         12,340,000

Finance - Mortgage Loan Banker - 0.4%
     132,925     Countrywide Credit Industries, Inc. ........          5,671,910

Financial Guarantee Insurance - 0.5%
      98,930     PMI Group, Inc. ............................          6,361,199

Internet Brokers - 0.5%
     704,556     E*TRADE Group, Inc.* .......................          6,622,826

Internet Security - 3.2%
     673,410     Symantec Corp.* ............................         43,643,702

Medical - Drugs - 5.7%
     756,155     Bristol-Myers Squibb Co. ...................         42,344,680
     299,980     Merck & Company, Inc. ......................         22,789,481
     325,000     Schering-Plough Corp. ......................         12,525,500

                                                                      77,659,661

Medical Products - 1.7%
     701,725     Becton, Dickinson and Co. ..................         22,700,804

Multimedia - 1.8%
     474,770     Viacom, Inc. - Class B* ....................         24,716,526

Networking Products - 1.1%
   2,178,755     3Com Corp.* ................................         14,205,483

Oil - Field Services - 0.6%
     150,000     Weatherford International, Inc.* ...........    $     8,734,500

Oil Companies - Exploration and Production - 2.7%
     300,000     Anadarko Petroleum Corp. ...................         19,386,000
   1,503,075     Magnum Hunter Resources, Inc.*,# ...........         16,834,440

                                                                      36,220,440

Oil Refining and Marketing - 3.3%
   4,294,430     SK Corp. ...................................         45,324,646

Optical Supplies - 0.5%
     173,700     Bausch & Lomb, Inc. ........................          7,416,990

Petrochemicals - 3.9%
   7,261,691     Reliance Industries, Ltd. ..................         53,187,251

Pipelines - 10.4%
   1,133,185     El Paso Corp. ..............................         77,963,128
   1,000,045     Enron Corp. ................................         62,722,822

                                                                     140,685,950

Publishing - Periodicals - 0.8%
     916,900     Playboy Enterprises, Inc. - Class B* .......         11,002,800

Recreational Centers - 3.4%
   1,707,700     Bally Total Fitness Holding Corp.*,# .......         46,790,980

Retail - Discount - 0.2%
   1,460,885     Ames Department Stores, Inc.* ..............          3,067,858

Retail - Toy Store - 0.9%
     500,000     Toys "R" Us, Inc.* .........................         12,400,000

Savings/Loan/Thrifts - 1.7%
     400,080     Golden West Financial Corp. ................         23,484,696

Super-Regional Banks - 0.1%
      28,445     Northern Trust Corp. .......................          1,849,778

Telecommunication Services - 0.9%
     250,000     Time Warner Telecom, Inc. - Class A* .......         12,662,500

Telephone - Integrated - 2.4%
   3,595,840     McLeodUSA, Inc. - Class A* .................         31,823,184

Television - 2.1%
   1,247,500     SBS Broadcasting S.A.*,# ...................         28,991,900

Toys - 2.6%
   2,200,000     Mattel, Inc. ...............................         35,530,000

Transportation - Services - 1.3%
     360,960     Expeditors International of Washington, Inc.         18,058,829

Web Portals/Internet Service Provider - 0.8%
   1,000,000     EarthLink, Inc.* ...........................         10,940,000
--------------------------------------------------------------------------------
Total Common Stock (cost $1,253,089,867) ....................      1,346,661,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                Janus Special Situations Fund  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 0.1%
Retail - Discount - 0.1%
$  6,700,000     Ames Department Stores, Inc., 10.00%
                   senior notes, due 4/15/06
                   (cost $3,038,461) ........................    $     1,072,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.4%
                 Household Finance Corp.
  18,600,000       4.65%, 5/1/01
                   (amortized cost $18,600,000) .............         18,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,274,728,328) - 100.6% ......      1,366,333,000
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6%)      (8,492,285)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,357,840,715
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.8%          $    25,220,847
Hong Kong                                          5.0%               67,826,906
India                                              3.9%               53,187,251
Luxembourg                                         2.1%               28,991,900
Mexico                                             0.9%               11,871,334
South Korea                                        3.3%               45,324,646
United States++                                   83.0%            1,133,910,116
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,366,333,000

++Includes Short-Term Securities (81.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar 5/7/01         310,000,000    $   39,751,744    $      (95,183)
--------------------------------------------------------------------------------
Total                                          $   39,751,744    $      (95,183)

See Notes to Schedule of Investments.

4  Janus Special Situations Fund  April 30, 2001

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $  1,274,728

Investments at value                                                $  1,366,333
  Cash                                                                     2,641
  Receivables:
    Investments sold                                                       1,777
    Fund shares sold                                                       1,770
    Dividends                                                                331
    Interest                                                                  30
  Other assets                                                                 2
--------------------------------------------------------------------------------
Total Assets                                                           1,372,884
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 11,309
    Fund shares repurchased                                                2,095
    Advisory fees                                                            684
    Transfer agent fees and expenses                                         321
  Accrued expenses                                                           539
  Forward currency contracts                                                  95
--------------------------------------------------------------------------------
Total Liabilities                                                         15,043
--------------------------------------------------------------------------------
Net Assets                                                          $  1,357,841
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           79,073

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      17.17
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                Janus Special Situations Fund  April 30, 2001  5

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $        932
  Dividends                                                                5,896
  Foreign tax withheld                                                     (288)
--------------------------------------------------------------------------------
Total Investment Income                                                    6,540
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            4,729
  Transfer agent fees and expenses                                         1,823
  Registration fees                                                          186
  Postage and mailing expenses                                               123
  Custodian fees                                                              92
  Printing expenses                                                          147
  Audit fees                                                                   6
  Trustees' fees and expenses                                                  4
  Other expenses                                                              13
--------------------------------------------------------------------------------
Total Expenses                                                             7,123
Expense and Fee Offsets                                                    (202)
Net Expenses                                                               6,921
Net Investment Income/(Loss)                                               (381)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (125,504)
  Net realized gain/(loss) from foreign currency transactions              (737)
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                   (124,476)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (250,717)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (251,098)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Special Situations Fund  April 30, 2001

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
-------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $      (381)   $   (9,781)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   (126,241)       129,511
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                (124,476)      (65,757)
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     (251,098)        53,973
-------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   --            --
  Net realized gain from investment transactions*                   (101,051)     (175,615)
-------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (101,051)     (175,615)
-------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         224,075     1,209,346
  Reinvested dividends and distributions                               98,300       171,270
  Shares repurchased                                                (312,699)     (755,638)
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 9,676       624,978
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (342,473)       503,336
Net Assets:
  Beginning of period                                               1,700,314     1,196,978
-------------------------------------------------------------------------------------------
  End of period                                                  $  1,357,841   $ 1,700,314
-------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  1,400,241   $ 1,390,565
  Accumulated net investment income/(loss)*                             (381)            --
  Accumulated net realized gain/(loss) from investments*            (133,527)        93,765
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                      91,508       215,984
-------------------------------------------------------------------------------------------
                                                                 $  1,357,841   $ 1,700,314
-------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          12,031        49,969
  Reinvested distributions                                              5,557         7,853
-------------------------------------------------------------------------------------------
Total                                                                  17,588        57,822
-------------------------------------------------------------------------------------------
  Shares repurchased                                                 (17,223)      (31,737)
Net Increase/(Decrease) in Fund Shares                                    365        26,085
Shares Outstanding, Beginning of Period                                78,708        52,623
-------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      79,073        78,708
-------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $    816,116   $ 1,385,345
  Proceeds from sales of securities                                   916,496       949,067
  Purchases of long-term U.S. government obligations                       --            --
  Proceeds from sales of long-term U.S. government obligations             --            --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                Janus Special Situations Fund  April 30, 2001  7

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year or period
ended October 31                                 2001          2000            1999          1998         1997(2)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    21.60    $    22.75      $    14.57    $    14.08    $    10.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment loss                                 --            --              --            --            --
  Net gains on securities (both realized
    and unrealized)                               (3.11)          2.16            8.22          1.15          4.08
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  (3.11)          2.16            8.22          1.15          4.08
------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)              --            --              --            --            --
  Distributions (from capital gains)              (1.32)        (3.31)           (.04)         (.66)            --
------------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.32)        (3.31)           (.04)         (.66)            --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    17.17    $    21.60      $    22.75    $    14.57    $    14.08
------------------------------------------------------------------------------------------------------------------
Total Return*                                   (14.59)%         9.33%          56.54%         8.49%        40.80%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $1,357,841    $1,700,314      $1,196,978    $  786,317    $  333,777
Average Net Assets for the Period
  (in thousands)                              $1,467,033    $1,684,178      $1,000,549    $  716,123    $  168,215
Ratio of Gross Expenses to
  Average Net Assets**(1)                          0.98%         0.96%           1.00%         1.08%         1.20%
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.95%         0.94%           0.98%         1.05%         1.18%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                 (0.05)%       (0.58)%         (0.76)%       (0.49)%       (0.08)%
Portfolio Turnover Rate**                           112%           58%            104%          117%          146%

(1)  See "Explanation of the Charts and Tables."
(2) Fiscal period from December 31, 1996 (inception) to October 31, 1997. *Total return not annualized for periods of less than one full year.
**Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Special Situations Fund  April 30, 2001

Notes to Schedule of Investments


*    Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2001:

                                          Purchases                  Sales             Realized      Dividend   Market Value
                                     Shares        Cost       Shares        Cost      Gain/(Loss)     Income     at 4/30/01
---------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp.       --            --      179,900   $1,984,477    $ 3,113,573          --   $46,790,980
Magnum Hunter Resources, Inc.           --            --           --           --             --          --    16,834,440
SBS Broadcasting S.A                    --            --      100,000    3,348,683       (617,494)         --    28,991,900
---------------------------------------------------------------------------------------------------------------------------
                                                                        $5,333,160    $ 2,496,079          --   $92,617,320
---------------------------------------------------------------------------------------------------------------------------

                                Janus Special Situations Fund  April 30, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Special Situations Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Special Situations Fund  April 30, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                               Janus Special Situations Fund  April 30, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                   --                     --            $301,535
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
         $1,284,280,437    $221,155,913     $(139,103,350)    $82,052,563
--------------------------------------------------------------------------------

12  Janus Special Situations Fund  April 30, 2001

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

                               Janus Special Situations Fund  April 30, 2001  13

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Special Situations Fund  April 30, 2001

Notes

                               Janus Special Situations Fund  April 30, 2001  15

Notes

16  Janus Special Situations Fund  April 30, 2001

Notes

                               Janus Special Situations Fund  April 30, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.

                                                                     SS58-06/01